Leases	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
Leases
LEASES

During the years ended December 31, 2016, 2015 and 2014, we recognized rental expense for all operating leases of $1.8 million, $1.2 million and $0.9 million, respectively, related primarily to land sites for the Liquefaction Project. In June 2012, we entered into an agreement with SPLNG to sublease a portion of its Sabine Pass LNG terminal site for the Liquefaction Project. See Note 11—Related Party Transactions for additional information regarding this sublease agreement.

Future annual minimum lease payments, excluding inflationary adjustments and payments to affiliates, are as follows (in thousands):

Years ending December 31,	Operating Leases (1)
2017	$396
2018	396
2019	396
2020	396
2021	373
Thereafter	5,137
Total	$7,094

(1)	Includes certain lease option renewals that are reasonably assured.